[PRICEWATERHOUSECOOPERS LLP LOGO]                     PRICEWATERHOUSECOOPERS LLP
                                                      PO Box 363566
                                                      San Juan PR 00936-3566
                                                      Telephone (787) 754-9090


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-80169) of Popular, Inc. of our report dated June 5, 2000 relating to the financial statements of Popular Finance, Inc. Retirement & Savings Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP


San Juan, Puerto Rico
June 27, 2000

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